Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions

Note 3—Acquisitions

2014 Acquisitions

Crude Transportation Acquisitions (Bakken)

Red Rock. On March 21, 2014, Crestwood Midstream purchased substantially all of the operating assets of Red Rock Transportation Inc. (Red Rock) for approximately $13.8 million, comprised of $12.1 million paid at closing plus deferred payments of $1.8 million. Red Rock is a trucking operation located in Watford City, North Dakota which provides crude oil and produced water hauling services to the oilfields of western North Dakota and eastern Montana. The acquired assets include a fleet of approximately 56 trailer tanks, 22 double bottom body tanks and 44 tractors with 28,000 barrels per day of transportation capacity. We finalized the purchase price and allocated approximately $10.6 million of the purchase price to property, plant and equipment and intangible assets and approximately $3.2 million to goodwill. Goodwill recognized related primarily to anticipated operating synergies between the assets acquired and our existing assets. These assets are included in our marketing, supply and logistics segment.

LT Enterprises. On May 9, 2014, Crestwood Midstream purchased substantially all of the operating assets of LT Enterprises, Inc. (LT Enterprises) for approximately $10.7 million, comprised of $9.0 million paid at closing plus deferred payments of $1.7 million. LT Enterprises is a trucking operation located in Watford City, North Dakota which provides crude oil and produced water hauling services primarily to the oilfields of western North Dakota. The acquired assets include a fleet of approximately 38 tractors, 51 crude trailers and 17 service vehicles with 20,000 barrels per day of transportation capacity. In addition, Crestwood Midstream acquired employee housing and 20 acres of greenfield real property located two miles south of Watford City. We finalized the purchase price and allocated all of the purchase price to property, plant and equipment and intangible assets. These assets are included in our marketing, supply and logistics segment.

The acquisitions of Red Rock and LT Enterprises were not material to our marketing, supply and logistics segment’s results of operations for the year ended December 31, 2014. In addition, transaction costs related to these acquisitions were not material for the year ended December 31, 2014.

2013 Acquisitions

Crestwood Merger

As described in Note 2, the acquisition of Legacy Crestwood GP was accounted for as a reverse merger under the purchase method of accounting in accordance with the accounting standards for business combinations. This accounting treatment requires the accounting acquiree (Legacy Inergy) to have its assets and liabilities stated at fair value as well as any other purchase accounting adjustments as of June 19, 2013, the date of the acquisition. The fair value of Legacy Inergy was calculated based on the consolidated enterprise fair value of Legacy Inergy as of June 19, 2013. This consolidated enterprise fair value considered Legacy Inergy and Inergy Midstream’s (i) discounted future cash flows based on their operations; (ii) the stock prices of NRGY and NRGM; (iii) the value of their outstanding senior notes based on quoted market prices for same or similar issuances; (iv) the value of their outstanding floating rate debt; and (v) the value of IDRs of Crestwood Midstream.

As discussed in Note 2, the Crestwood Merger was accounted for as a reverse merger amongst entities under common control. This accounting treatment requires the accounting acquiree (Inergy Midstream) to have its assets and liabilities stated at fair value as well as any other purchase accounting adjustments as of June 19, 2013, the date in which Legacy Crestwood and Inergy Midstream came under common control. The fair value of Legacy Inergy was calculated based on the consolidated enterprise value of Inergy Midstream as of June 19, 2013. This consolidated enterprise value considered Inergy Midstream’s (i) discounted future cash flows based on its operations; (ii) the stock price of Inergy Midstream; (iii) the value of its outstanding senior notes based on quoted market prices for same or similar issuances; and (iv) the value of its outstanding floating rate debt.

In June 2014, we finalized the purchase price allocations for these reverse mergers. The following table summarizes the final valuation of the assets acquired and liabilities assumed at the merger date (in millions):

	CEQP	CMLP
Current assets	$224.5	$49.1
Property, plant and equipment	2,088.1	1,677.8
Intangible assets	337.5	196.0
Other assets	12.7	2.9

Total identifiable assets acquired	2,662.8	1,925.8
Current liabilities	207.6	30.9
Long-term debt	1,079.3	745.0
Other long-term liabilities	146.6	5.3

Total liabilities assumed	1,433.5	781.2
Net identifiable assets acquired	1,229.3	1,144.6
Goodwill	2,134.8	1,532.7

Net assets acquired	$3,364.1	$2,677.3

The amounts in the table above related to CMLP reflect historical purchase price allocation amounts and have not been recasted to reflect the contribution of Crestwood Operations to Crestwood Midstream as described in Note 1. Reductions of approximately $15.3 million from our preliminary estimates of the fair value of CEQP as of December 31, 2013 relate primarily to goodwill and were based on additional valuation information obtained on the components that comprised the enterprise fair value of Legacy Inergy as well as certain of our storage and transportation assets and obligations, primarily related to our Tres Palacios storage operations, which we previously consolidated. Of the$2,134.8 million of goodwill recorded at December 31, 2014 at CEQP as a result of the Crestwood Merger, $740.2 million was reflected in our marketing, supply and logistics segment and $1,394.6 million was reflected in our storage and transportation segment. Of the $1,532.7 million of goodwill recorded at December 31, 2014 at CMLP as a result of the Crestwood Merger, $138.1 million was reflected in our marketing, supply and logistics segment and $1,394.6 million was reflected in our storage and transportation segment. Goodwill recognized related primarily to synergies and new expansion opportunities expected to result from the combination of Legacy Crestwood and Legacy Inergy. During 2015 and 2014, we recorded impairments of goodwill for certain of our reporting units acquired in the Crestwood Merger. See Note 2 for a further discussion of our goodwill impairments.

During the period from June 19, 2013 to December 31, 2013, CEQP and CMLP recognized $916.7 million and $902.6 million of operating revenues, respectively and $23.9 million and $32.8 million of operating income, respectively related to these reverse mergers. In addition, CEQP and CMLP recognized transaction costs related to the reverse mergers of approximately $3.4 million and $2.1 million, respectively for the year ended December 31, 2014 and $30.1 million and $24.7 million, respectively for the year ended December 31, 2013. These costs are reflected in general and administrative expenses in our consolidated statements of operations.

Arrow Acquisition

On November 8, 2013, Crestwood Midstream acquired Arrow Midstream Holdings, LLC (Arrow), a privately-held midstream company, for approximately $750 million, subject to customary capital expenditure and working capital adjustments of approximately $11.3 million, representations, warranties and indemnifications. The acquisition was consummated by merging a wholly-owned subsidiary of Crestwood Midstream with and into Arrow (the Arrow Acquisition), with Arrow continuing as the surviving entity and as a result, a wholly-owned subsidiary of Crestwood Midstream. The base merger consideration consisted of $550 million in cash and 8,826,125 common units of Crestwood Midstream issued to the sellers, subject to adjustment for standard working capital provisions.

Arrow, through its wholly-owned subsidiaries, owns and operates substantial crude oil, natural gas and water gathering systems located on the Fort Berthold Indian Reservation in the core of the Bakken Shale in McKenzie and Dunn Counties, North Dakota. Arrow also owns salt water disposal wells and a 23-acre central delivery point with multiple pipeline take-away outlets and a fully-automated truck loading facility.

In June 2014, we finalized the Arrow Acquisition purchase price allocation. The following table summarizes the final valuation of the assets acquired and liabilities assumed at the acquisition date (in millions):

Current assets	$192.7
Property, plant and equipment	400.5
Intangible assets	323.4
Other assets	19.5

Total identifiable assets acquired	936.1
Current liabilities	215.8
Assets retirement obligations	1.2
Other long-term liabilities	3.7

Total liabilities assumed	220.7
Net identifiable assets acquired	715.4
Goodwill	45.9

Net assets acquired	$761.3

The $45.9 million of goodwill is reflected in our gathering and processing segment. Goodwill recognized related primarily to anticipated operating synergies between the assets acquired and our existing assets. During the year ended December 31, 2013, we recognized $218.8 million of operating revenues and $1.7 million of operating income related to this acquisition. Transaction costs related to the Arrow Acquisition were approximately $5.4 million and $1.2 million, for the years ended December 31, 2014 and 2013. These costs are included in general and administrative expenses in our consolidated statements of operations.

Unaudited Pro Forma Information

The following table presents unaudited pro forma consolidated revenues, net income and net income per limited partner unit as if the reverse mergers and the Arrow Acquisition had been included in our consolidated results for the entire year ended December 31, 2013 (in millions, except per unit information).

	CEQP	CMLP
Revenues	$3,449.3	$3,423.8

Net income (loss)	$3.9	$(5.0)

Net income per limited partner unit:
Basic	$0.40

Diluted	$0.40

These amounts have been calculated after applying our accounting policies and adjusting the results of the acquisitions to reflect the depreciation and amortization based on the estimated fair value adjustments to property, plant and equipment and intangible assets.